UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2015 (January 27, 2015)
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2015, Michael E. Porter, Ph.D., a member of the Board of Directors (the “Board”) of The Scotts Miracle-Gro Company (the “Company”), notified the Company of his resignation from the Board effective January 29, 2015. As a Class III director, Professor Porter’s term was set to expire at the Company’s 2016 Annual Meeting of Shareholders.  Professor Porter was most recently a member of the Finance Committee and was formerly Chair of the Strategy and Business Development Committee. Professor Porter joined the Board in 2013.

Following the effective date of his resignation, Professor Porter is returning to and expanding upon his previous role as a strategy consultant to the Company.

Professor Porter advised that his departure was not due to any disagreement with the Company on any matter relating to its operations, policies or practices. A copy of the Company’s news release announcing the resignation of Professor Porter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On January 29, 2015, the Company held its Annual Meeting of Shareholders (the “Annual Meeting”) as a virtual meeting and shareholders were able to participate in the Annual Meeting, vote and submit questions via live webcast.

At the close of business on December 3, 2014, the record date for the determination of shareholders entitled to vote at the Annual Meeting, there were 60,963,063 Common Shares of the Company issued and outstanding, each share being entitled to one vote. At the Annual Meeting, the holders of 57,988,957 Common Shares, or 95% of the outstanding Common Shares, were represented in person or by proxy and, therefore, a quorum was present.

At the Annual Meeting, the Company's shareholders voted on the following matters:

Proposal 1 - Election of Directors.

Each of Michelle A. Johnson, Thomas N. Kelly Jr. and John R. Vines was elected as a director of the Company to serve for a term expiring at the Annual Meeting of Shareholders to be held in 2018. The results of the vote were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Michelle A. Johnson	55,057,170	367,789	2,563,998

Thomas N. Kelly Jr.	54,031,694	1,393,265	2,563,998

John R. Vines	54,887,735	537,224	2,563,998

Proposal 2 - Advisory Vote on the Compensation of the Company's Named Executive Officers.

The compensation of the Company's named executive officers was approved on an advisory basis. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,605,604	544,975	274,380	2,563,998

Proposal 3 - Ratification of the Selection of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending September 30, 2015.

The Audit Committee's selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm was ratified. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
56,325,700	1,407,935	255,322

A copy of the Company’s news release announcing the election of Ms. Johnson and Messrs. Kelly and Vines is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired:
         Not applicable.
(b)    Pro forma financial information:
         Not applicable.
(c)     Shell company transactions:
         Not applicable.
(d)    Exhibits:

Exhibit No.	Description
99.1	News Release issued by The Scotts Miracle-Gro Company on January 29, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated: January 30, 2015	By: /s/ IVAN C. SMITH
Name: Ivan C. Smith
Title: Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated January 30, 2015
The Scotts Miracle-Gro Company

Exhibit No.	Description

99.1	News Release issued by The Scotts Miracle-Gro Company on January 29, 2015

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